Exhibit 25.2

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939

OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

THE BANK OF NEW YORK MELLON

(Exact name of trustee as specified in its charter)

New York	13-5160382
(Jurisdiction of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

225 Liberty Street, New York, N.Y.	10286
(Address of principal executive offices)	(Zip code)

Lennar Corporation

(Exact name of obligor as specified in its charter)

Delaware	95-4337490
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.
308 Furman, Ltd.	Texas	01-0757175
360 Developers, LLC	Florida	03-0469008
Ann Arundel Farms, Ltd.	Texas	76-0594649
Aquaterra Utilities, Inc.	Florida	59-3674555
Asbury Woods L.L.C.	Illinois	36-4491586
Astoria Options, LLC	Delaware	26-3838861
Autumn Creek Development, Ltd.	Texas	76-0566381
Aylon, LLC	Delaware	74-3135055
Bainebridge 249, LLC	Florida	45-5434000
Bay Colony Expansion 369, Ltd.	Texas	01-0634897
Bay River Colony Development, Ltd.	Texas	20-3461912
BB Investment Holdings, LLC	Nevada	None
BCI Properties, LLC	Nevada	None
Bellagio Lennar, LLC	Florida	46-0560657
Belle Meade LEN Holdings, LLC	Florida	27-1137331
Belle Meade Partners, LLC	Florida	20-3287566
Black Mountain Ranch, LLC	California	05-0574025
BPH I, LLC	Nevada	36-4805238
Bramalea California, Inc.	California	95-3426206
Bressi Gardenlane, LLC	Delaware	47-0876961
Builders LP, Inc.	Delaware	43-1981685
CalAtlantic Group, Inc.	Delaware	82-3291238
CalAtlantic Homes of Arizona, Inc.	Delaware	86-0927144
CalAtlantic Homes of Georgia, Inc.	Delaware	82-3201584
CalAtlantic Homes of Indiana, Inc.	Delaware	59-2367217
CalAtlantic Homes of Texas, Inc.	Delaware	20-4356880
CalAtlantic Homes of Washington, Inc.	Delaware	82-1659080
CalAtlantic Title, Inc.	Maryland	52-1640103
Cambria L.L.C.	Illinois	36-4343919
Cary Woods, LLC	Illinois	36-4511011
Casa Marina Development, LLC	Florida	55-0817596
Caswell Acquisition Group, LLC	Delaware	None
Cherrytree II LLC	Maryland	75-2988548
CL Ventures, LLC	Florida	11-3728443
Coco Palm 82, LLC	Florida	35-2473155
Colonial Heritage LLC	Virginia	20-0646289
Concord Station, LLP	Florida	20-0986458
Coventry L.L.C.	Illinois	36-4511106
CP Red Oak Management, LLC	Texas	None
CP Red Oak Partners, Ltd.	Texas	20-1064026
CPFE, LLC	Maryland	45-5433728
Creekside Crossing, L.L.C.	Illinois	43-2052256
Danville Tassajara Partners, LLC	Delaware	20-1461254
Darcy-Joliet L.L.C.	Illinois	20-1290431
DBJ Holdings, LLC	Nevada	None
DTC Holdings of Florida, LLC	Florida	45-2118119

Durrell 33, LLC	New Jersey	46-2498666
Estates Seven, LLC	Delaware	52-2274380
EV, LLC	Maryland	None
Evergreen Village LLC	Delaware	59-3801488
Faria Preserve, LLC	Delaware	30-0884474
F&R Florida Homes, LLC	Florida	27-2136138
F&R QVI Home Investments USA, LLC	Delaware	20-8024189
Fidelity Guaranty and Acceptance Corp.	Delaware	76-0168225
FLORDADE LLC	Florida	38-3832923
Fox-Maple Associates, LLC	New Jersey	43-1997377
Friendswood Development Company, LLC	Texas	74-2859478
Garco Investments, LLC	Florida	65-1151300
Greystone Construction, Inc.	Arizona	86-0864245
Greystone Homes of Nevada, Inc.	Delaware	88-0412604
Greystone Nevada, LLC	Delaware	88-0412611
Greywall Club L.L.C.	Illinois	20-1083688
Hammocks Lennar LLC	Florida	47-2295202
Harveston, LLC	Delaware	02-0613649
Haverton L.L.C.	Illinois	30-0057181
HCC Investors, LLC	Delaware	33-0770138
Heathcote Commons LLC	Virginia	20-1178932
Heritage of Auburn Hills, L.L.C.	Michigan	38-3395118
Hewitts Landing Trustee, LLC	Massachusetts	27-2909649
Home Buyer’s Advantage Realty, Inc.	Texas	76-0573246
Homecraft Corporation	Texas	76-0334090
HTC Golf Club, LLC	Colorado	26-0312522
Inactive Companies, LLC	Florida	26-2094631
Independence L.L.C.	Virginia	76-0651137
Isles at Bayshore Club, LLC	Florida	27-2304291
Kendall Hammocks Commercial, LLC	Florida	30-0771295
Lagoon Valley Residential, LLC	California	20-2636836
Lakelands at Easton, L.L.C.	Maryland	03-0501970
LB/L-Duc III Antioch 330 LLC	Delaware	None
LCD Asante, LLC	Delaware	26-1131090
Legends Club, LLC	Florida	48-1259544
Legends Golf Club, LLC	Florida	59-3691814
LEN - Belle Meade, LLC	Florida	27-1077754
LEN - Palm Vista, LLC	Florida	27-1077269
LEN Paradise Cable, LLC	Florida	27-2559480
LEN Paradise Operating, LLC	Florida	27-2559369
Len Paradise, LLC	Florida	27-0950511
LEN-CG South, LLC	Florida	45-4599963
Lencraft, LLC	Maryland	20-1749015
LenFive, LLC	Delaware	47-5614749
LenFive Opco GP, LLC	Delaware	82-2601900

LenFive Sub, LLC	Delaware	37-1796755
LenFive Sub Opco GP, LLC	Delaware	82-2600774
LenFive Sub II, LLC	Delaware	81-1803170
LenFive Sub III, LLC	Delaware	37-1824677
LENH I, LLC	Florida	56-2349820
Len-Hawks Point, LLC	Florida	45-4049841
Lennar Aircraft I, LLC	Delaware	20-2424732
Lennar Arizona Construction, Inc.	Arizona	20-5335712
Lennar Arizona, Inc.	Arizona	20-5335505
Lennar Associates Management Holding Company	Florida	31-1806357
Lennar Associates Management, LLC	Delaware	52-2257293
Lennar Avenue One, LLC	Delaware	46-1440494
Lennar Bridges, LLC	California	33-0843355
Lennar Buffington Colorado Crossing, L.P.	Texas	20-2002341
Lennar Buffington Zachary Scott, L.P.	Texas	20-1577414
Lennar Carolinas, LLC	Delaware	20-3150607
Lennar Central Park, LLC	Delaware	20-1087322
Lennar Central Region Sweep, Inc.	Nevada	65-1111068
Lennar Central Texas, L.P.	Texas	20-5336543
Lennar Chicago, Inc.	Illinois	36-3971759
Lennar Colorado Minerals LLC	Colorado	None
Lennar Colorado, LLC	Colorado	20-0451796
Lennar Communities Development, Inc.	Delaware	86-0262130
Lennar Communities Nevada, LLC	Nevada	20-3035653
Lennar Communities of Chicago L.L.C.	Illinois	20-2036535
Lennar Communities, Inc.	California	33-0855007
Lennar Construction, Inc.	Arizona	86-0972186
Lennar Courts, LLC	Florida	46-3122365
Lennar Developers, Inc.	Florida	48-1259540
Lennar Family of Builders GP, Inc.	Delaware	43-1981691
Lennar Family of Builders Limited Partnership	Delaware	43-1981697
Lennar Flamingo, LLC	Florida	46-3111056
Lennar Fresno, Inc.	California	33-1008718
Lennar Gardens, LLC	Florida	27-4501329
Lennar Georgia, Inc.	Georgia	20-8892316
Lennar Greer Ranch Venture, LLC	California	33-0888370
Lennar Heritage Fields, LLC	California	27-3194383
Lennar Hingham Holdings, LLC	Delaware	20-2866090
Lennar Hingham JV, LLC	Delaware	20-2866001
Lennar Homes Holding, LLC	Delaware	16-1641233
Lennar Homes NJ, LLC	Delaware	45-2921631
Lennar Homes of Arizona, Inc.	Arizona	65-0163412
Lennar Homes of California, Inc.	California	93-1223261
Lennar Homes of Tennessee, LLC	Delaware	32-0407237

Lennar Homes of Texas Land and Construction, Ltd.	Texas	75-2792018
Lennar Homes of Texas Sales and Marketing, Ltd.	Texas	75-2792019
Lennar Homes, LLC	Florida	59-0711505
Lennar Imperial Holdings Limited Partnership	Delaware	20-2552367
Lennar International Holding, LLC	Delaware	46-1347038
Lennar International, LLC	Delaware	61-1697090
Lennar Layton, LLC	Delaware	26-3797850
Lennar Lytle, LLC	Delaware	20-2374724
Lennar Mare Island, LLC	California	33-0789053
Lennar Marina A Funding, LLC	Delaware	27-0762082
Lennar Massachusetts Properties, Inc.	Delaware	20-2681100
Lennar Middletown, LLC	New Jersey	45-5441987
Lennar Multifamily Communities, LLC	Delaware	45-2701002
Lennar New Jersey Properties, Inc.	Delaware	20-2681142
Lennar New York, LLC	New York	20-3160452
Lennar Northeast Properties LLC	New Jersey	20-4874094
Lennar Northeast Properties, Inc.	Nevada	20-2552288
Lennar Northwest, Inc.	Delaware	45-2978961
Lennar Pacific Properties Management, Inc.	Delaware	30-0139878
Lennar Pacific Properties, Inc.	Delaware	88-0412607
Lennar Pacific, Inc.	Delaware	88-0412608
Lennar PI Acquisition, LLC	New Jersey	26-1531638
Lennar PI Property Acquisition, LLC	New Jersey	26-1531376
Lennar PIS Management Company, LLC	Delaware	26-3218984
Lennar Point, LLC	New Jersey	46-0534484
Lennar Port Imperial South, LLC	Delaware	20-2552353
Lennar Realty, Inc.	Florida	76-0683361
Lennar Reno, LLC	Nevada	22-3895412
Lennar Rialto Investment LP	Delaware	27-1437879
Lennar Riverside West Urban Renewal Company, L.L.C.	New Jersey	20-2562043
Lennar Riverside West, LLC	Delaware	20-2552385
Lennar Sacramento, Inc.	California	33-0794993
Lennar Sales Corp.	California	95-4716082
Lennar Southwest Holding Corp.	Nevada	91-1933536
Lennar Spencer’s Crossing, LLC	Delaware	20-2906597
Lennar Texas Holding Company	Texas	75-2788257
Lennar Trading Company, LP	Texas	72-1574089
Lennar Ventures, LLC	Florida	26-3103505
Lennar West Valley, LLC	California	20-1342854
Lennar.com Inc.	Florida	65-0980149
Lennar/LNR Camino Palomar, LLC	California	90-0159727
Lennar-Lantana Boatyard, Inc.	Florida	56-2321100

LEN-Ryan 1, LLC	Florida	None
Len-Verandahs, LLP	Florida	20-3021304
LH Eastwind, LLC	Florida	20-0097714
LH-EH Layton Lakes Estates, LLC	Arizona	04-3741040
LHI Renaissance, LLC	Florida	02-0680656
LMC Construction, LLC	Delaware	36-4747722
LMC Malden Station Investor, LLC	Delaware	30-0754847
LMI Contractors, LLC	Delaware	80-0838150
LMI Glencoe Dallas Investor, LLC	Delaware	61-1706871
LMI Lakes West Covina Investor, LLC	Delaware	32-0414007
LMI Las Colinas Station, LLC	Delaware	32-0395213
LMI Naperville Investor, LLC	Delaware	37-1709704
LMI Park Central Investor, LLC	Delaware	35-2471697
LMI-JC Developer, LLC	Delaware	38-3875832
LMI-JC, LLC	Delaware	90-0843143
LMI-West Seattle, LLC	Delaware	37-1699874
LNC at Meadowbrook, LLC	Illinois	36-0026164
LNC at Ravenna, LLC	Illinois	41-2088272
LNC Communities I, Inc.	Colorado	84-1317557
LNC Communities II, LLC	Colorado	84-1317558
LNC Communities III, Inc.	Colorado	84-1361682
LNC Communities IV, LLC	Colorado	84-1512061
LNC Communities V, LLC	Colorado	84-1513989
LNC Communities VI, LLC	Colorado	84-1556776
LNC Communities VII, LLC	Colorado	84-1534329
LNC Communities VIII, LLC	Colorado	84-1553326
LNC Pennsylvania Realty, Inc.	Pennsylvania	23-2991585
Long Beach Development, LLC	Texas	26-2321011
Lori Gardens Associates II, LLC	New Jersey	20-1944492
Lori Gardens Associates III, LLC	New Jersey	20-1944674
Lori Gardens Associates, L.L.C.	New Jersey	76-0664697
Lorton Station, LLC	Virginia	76-0694499
LW D’Andrea, LLC	Delaware	20-4489534
Madrona Ridge L.L.C.	Illinois	20-0278584
Madrona Village L.L.C.	Illinois	36-4343916
Madrona Village Mews L.L.C.	Illinois	36-0026266
Majestic Woods, LLC	New Jersey	74-3001871
Mid-County Utilities, Inc.	Maryland	76-0610395
Mission Viejo 12S Venture, LP	California	33-0615197
Mission Viejo Holdings, Inc.	California	33-0785862
NC Properties I, LLC	Delaware	27-3443043
NC Properties II, LLC	Delaware	27-3443142
North American Asset Development, LLC	California	68-0239180
North American Title Company, Inc.	California	94-2900247
Northbridge L.L.C.	Illinois	36-4511102

Northeastern Properties LP, Inc.	Nevada	20-2552328
OHC/Ascot Belle Meade, LLC	Florida	20-3276553
One SR, L.P.	Texas	75-3030507
Palm Gardens At Doral Clubhouse, LLC	Florida	26-0801736
Palm Gardens at Doral, LLC	Florida	20-3959088
Palm Vista Preserve, LLC	Florida	83-0426521
PD-Len Boca Raton, LLC	Delaware	20-8734358
PG Properties Holding, LLC	North Carolina	26-4059800
Pioneer Meadows Development, LLC	Nevada	20-0939113
Pioneer Meadows Investments, LLC	Nevada	20-0939094
POMAC, LLC	Maryland	11-3708149
Prestonfield L.L.C.	Illinois	36-4511103
Providence Lakes, LLP	Florida	20-1744772
PT Metro, LLC	Delaware	45-4508755
Raintree Village II L.L.C.	Illinois	20-2118282
Raintree Village L.L.C.	Illinois	20-0090390
Renaissance Joint Venture	Florida	20-0035665
Reserve @ Pleasant Grove II LLC	New Jersey	90-0527127
Reserve @ Pleasant Grove LLC	New Jersey	90-0527123
Reserve at River Park, LLC	New Jersey	72-1537694
Reserve at South Harrison, LLC	New Jersey	76-0682273
Rivendell Joint Venture	Florida	65-0843443
Rivenhome Corporation	Florida	76-0569346
RMV, LLC	Maryland	None
Rutenberg Homes of Texas, Inc.	Texas	76-0215995
Rutenberg Homes, Inc.	Florida	76-0340291
Rye Hill Company, LLC	New York	20-0809495
Ryland Homes of California, Inc.	Delaware	95-2635472
Ryland Homes Nevada, LLC	Delaware	81-0600913
S. Florida Construction II, LLC	Florida	72-1567303
S. Florida Construction III, LLC	Florida	72-1567302
S. Florida Construction, LLC	Florida	71-0949799
San Lucia, LLC	Florida	20-4372714
Savannah Development, Ltd.	Texas	76-0654193
Savell Gulley Development, LLC	Texas	26-2592101
Scarsdale, LTD.	Texas	27-0080619
Schulz Ranch Developers, LLC	Delaware	20-4092311
Seminole/70th, LLC	Florida	56-2529886
Siena at Old Orchard L.L.C.	Illinois	20-1476765
South Development, LLC	Florida	20-2581567
Southbank Holding, LLC	Florida	45-2420546
Spanish Springs Development, LLC	Nevada	76-0672277
Spectrum Eastport, LLC	Delaware	11-3698308
SPIC Del Sur, LLC	Delaware	61-1694444
SPIC Dublin, LLC	Delaware	61-1763029

Standard Pacific 1, Inc.	Delaware	20-4356066
Standard Pacific Investment Corp.	Delaware	26-2204627
Standard Pacific of Colorado, Inc.	Delaware	94-3361834
Standard Pacific of Florida	Florida	26-4786185
Standard Pacific of Florida GP, Inc.	Delaware	20-4356126
Standard Pacific of Las Vegas, Inc.	Delaware	20-2834287
Standard Pacific of Orange County, Inc.	Delaware	None
Standard Pacific of Tampa	Florida	81-0579276
Standard Pacific of South Florida GP, Inc.,	Delaware	27-0019247
Standard Pacific of the Carolinas, LLC	Delaware	59-3483072
St. Charles Active Adult Community, LLC	Maryland	20-1659598
St. Charles Community, LLC	Delaware	82-2955101
Stoney Corporation	Florida	59-3374931
Stoney Holdings, LLC	Florida	27-5428554
Stoneybrook Clubhouse, Inc.	Florida	76-0555539
Stoneybrook Joint Venture	Florida	59-3386329
Strategic Holdings, Inc.	Nevada	91-1770357
Strategic Technologies, LLC	Florida	65-0523605
Summerfield Venture L.L.C.	Illinois	20-0753624
Summerwood, LLC	Maryland	27-0045425
SunStreet Energy Group, LLC	Delaware	90-0889251
TCO QVI, LLC	Delaware	45-3568663
Temecula Valley, LLC	Minnesota	43-1971997
Terra Division, LLC	Minnesota	None
The Baywinds Land Trust	Florida	11-6591848
The Bridges at Rancho Santa Fe Sales Company, Inc.	California	33-0886703
The Bridges Club at Rancho Santa Fe, Inc.	California	33-0867612
The LNC Northeast Group, Inc.	Delaware	54-1774997
The Preserve at Coconut Creek, LLC	Florida	20-3287825
The Ryland Corporation	California	95-4868582
Treasure Island Holdings, LLC	Delaware	38-3984534
Treviso Holding, LLC	Florida	45-1961704
U.S. Home Corporation	Delaware	52-2227619
U.S. Home of Arizona Construction Co.	Arizona	74-2402824
U.S. Home Realty, Inc.	Texas	76-0136964
U.S.H. Los Prados, Inc.	Nevada	88-0232393
U.S.H. Realty, Inc.	Maryland	74-2765031
USH - Flag, LLC	Florida	26-3984776
USH Equity Corporation	Nevada	76-0450341
USH LEE, LLC	Florida	27-5368263
USH Woodbridge, Inc.	Texas	76-0561576
UST Lennar Collateral Sub, LLC	Delaware	35-2560088
UST Lennar GP PIS 10, LLC	Delaware	26-3219799
UST Lennar GP PIS 7, LLC	Delaware	26-3219172

UST Lennar HW Scala SF Joint Venture	Delaware	26-3262077
Valencia at Doral, LLC	Florida	20-3959040
Vineyard Point 2009, LLC	California	26-4562548
Watermark Realty, Inc.	Delaware	65-0619884
Watermark Realty Referral, Inc.	Florida	59-3227694
WCI Communities, Inc.	Delaware	27-0472098
WCI Communities, LLC	Delaware	27-0601855
WCI Communities Management, LLC	Delaware	27-0601636
WCI Communities Rivington, LLC	Delaware	27-3699386
WCI Realty, Inc.	Florida	59-3408628
WCI Towers Northeast USA, Inc.	Delaware	20-1656944
WCP, LLC	South Carolina	51-0461143
West Chocolate Bayou Development, LLC	Texas	26-2320867
West Lake Village, LLC	New Jersey	23-2861558
West Seattle Project X, LLC	Delaware	35-2460935
West Van Buren L.L.C.	Illinois	36-4347398
Westchase, Inc.	Nevada	91-1954138
Willowbrook Investors, LLC	New Jersey	76-0687252
Woodbridge Multifamily Developer I, LLC	Delaware	45-2921413
Wright Farm, L.L.C.	Virginia	76-0629136

700 Northwest 107th Avenue Miami, Florida	33172
(Address of principal executive offices)	(Zip code)

6.625% Senior Notes due 2020

and Guarantees of 6.625% Senior Notes due 2020

(Title of the indenture securities)

1.	General information. Furnish the following information as to the Trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Superintendent of the Department of Financial Services of the State of New York	One State Street, New York, N.Y. 10004-1417, and Albany, N.Y. 12223

Federal Reserve Bank of New York	33 Liberty Street, New York, N.Y. 10045

Federal Deposit Insurance Corporation	550 17th Street, NW Washington, D.C. 20429

The Clearing House Association L.L.C.	100 Broad Street New York, N.Y. 10004

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	A copy of the Organization Certificate of The Bank of New York Mellon (formerly known as The Bank of New York, itself formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637, Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152735).

4.	A copy of the existing By-laws of the Trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-207042).

6.	The consent of the Trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-188382).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 24th day of April, 2018.

THE BANK OF NEW YORK MELLON

By:	/s/ Francine Kincaid
Name:	Francine Kincaid
Title:	Vice President

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON

of 225 Liberty Street, New York, N.Y. 10286

And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business December 31, 2017, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

Dollar amounts in thousands
ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	4,671,000
Interest-bearing balances	103,042,000
Securities:
Held-to-maturity securities	40,315,000
Available-for-sale securities	75,943,000
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	0
Securities purchased under agreements to resell	14,998,000
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases held for investment	29,491,000
LESS: Allowance for loan and lease losses	133,000
Loans and leases held for investment, net of allowance	29,358,000
Trading assets	3,358,000
Premises and fixed assets (including capitalized leases)	1,388,000
Other real estate owned	4,000
Investments in unconsolidated subsidiaries and associated companies	585,000
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	6,390,000
Other intangible assets	834,000
Other assets	16,419,000

Total assets	297,305,000

LIABILITIES
Deposits:
In domestic offices	127,898,000
Noninterest-bearing	77,656,000
Interest-bearing	50,242,000
In foreign offices, Edge and Agreement subsidiaries, and IBFs	121,992,000
Noninterest-bearing	5,485,000
Interest-bearing	116,507,000
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices	4,917,000
Securities sold under agreements to repurchase	1,401,000
Trading liabilities	2,775,000
Other borrowed money: (includes mortgage indebtedness and obligations under capitalized leases)	4,542,000
Not applicable
Not applicable
Subordinated notes and debentures	515,000
Other liabilities	6,284,000

Total liabilities	270,324,000

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,135,000
Surplus (exclude all surplus related to preferred stock)	10,764,000
Retained earnings	15,872,000
Accumulated other comprehensive income	-1,140,000
Other equity capital components	0
Total bank equity capital	26,631,000
Noncontrolling (minority) interests in consolidated subsidiaries	350,000
Total equity capital	26,981,000

Total liabilities and equity capital	297,305,000

I, Michael Santomassimo, Chief Financial Officer of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

Michael Santomassimo

Chief Financial Officer

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Charles W. Scharf Samuel C. Scott Joseph J. Echevarria	Directors